EXHIBIT 32.1 – CEO Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUNT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the  Amended Quarterly Report of Pegasus Tel, Inc. (the "Company") on Form 10-Q/A for the three months ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Gruenbaum, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Jerry Gruenbaum
Name: Jerry Gruenbaum
Title: Chief Executive Officer and
(Principal Executive Officer)

May 29 , 2012

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Pegasus Tel, Inc., and will be retained by Pegasus Tel, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.